EXHIBIT 10.3


                   SECOND AMENDMENT TO CREDIT AGREEMENT


     This Second Amendment to Credit Agreement (this "Amendment"), dated as of October 30, 1998, is entered into among PETCO ANIMAL SUPPLIES, INC., a Delaware corporation (the "Borrower"), the Lenders referred to below, and UNION BANK OF CALIFORNIA, N.A., as administrative agent, arranger and syndication agent such Lenders (the "Agent").

                                 RECITALS

     A. The Borrower, the financial institutions party thereto (the "Lenders") and the Agent previously entered into that certain Credit Agreement dated as of January 30, 1998, as amended by a First Amendment to Credit Agreement dated as of February 16, 1998 (as so amended, the "Credit Agreement"). Capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement.

     B. The Borrower has requested that the Lenders and the Agent amend the Credit Agreement to change the Capital Expenditures covenant, alter the investments permitted to be made by the Borrower and make certain other changes as set forth below. The Lenders and the Agent have agreed to such changes, subject to the terms and conditions set forth herein.

     Accordingly, the parties hereto agree as follows:


                                 AGREEMENT

     Section 1. Amendments to the Credit Agreement. The Credit Agreement shall be amended as follows:

     (a) In Article 1 of the Credit Agreement, the following new definition is added in appropriate alphabetical order:

          "Petcetera L.P." means Canadian Petcetera Limited Partnership, a Canadian limited partnership.

     (b) The following sentence is added to the end of the definition of "Subsidiary" contained in Article 1: "Notwithstanding the foregoing, Petcetera L.P. shall not be considered to be a Subsidiary of the Borrower for purposes of this Agreement."

     (c) Section 6.17 of the Credit Agreement is, effective as of the date first set forth above, amended in its entirety to read as follows:

          "6.17 Capital Expenditures. The Borrower will not, and will not permit any Subsidiary to, make or commit to make (by way of the acquisition of securities of a person or entity or otherwise) any

     Capital Expenditure, except for Capital Expenditures not exceeding (i) in fiscal year 1998, $73,000,000 in the aggregate, (ii) in fiscal year 1999, $35,000,000 in the aggregate, (iii) in fiscal year 2000, $55,000,000 in the aggregate, (iv) in fiscal year 2001, $55,000,000 in the aggregate and (v) in fiscal year 2002, $55,000,000 in the aggregate, and with respect to each fiscal year specified in clauses
     (ii), (iii), (iv) and (v) above, an additional aggregate amount equal to the amount (if any) by which the actual Capital Expenditures in the immediately preceding fiscal year were less than those permitted under clauses (i), (ii), (iii) and (iv) above, as applicable. Notwithstanding the foregoing, any Capital Expenditure made by a Person which is the subject of an Acquisition by the Borrower, prior to such Acquisition, shall not be included in determining compliance by the Borrower and its Subsidiaries with this Section."

     (d) Section 6.23 of the Credit Agreement is, effective as of the date first set forth above, amended in its entirety to read as follows:

          "6.23 Loans, Advances and Guaranties. The Borrower will not, and will not permit any Subsidiary to, except in the ordinary course of business as currently conducted and subject to Section 6.28, make any loans or advances, become a guarantor or surety, pledge its credit or properties in any manner or extend credit; provided that the foregoing shall not be construed as a limitation on guaranties or any Liens permitted hereunder.

          Notwithstanding the foregoing, the Borrower may (i) make loans and advances to or on behalf of Canadian Petcetera Warehouse Inc. (collectively, the "Petcetera Loans") in an aggregate principal amount not to exceed $7,000,000, (ii) make loans (collectively, "OHR Loans") to O'Neill Hotels and Resorts in an aggregate principal amount not to exceed $7,000,000 (provided that interest on the OHR Loans is prepaid as follows (the "Mandatory Interest Prepayments"): (x) in the amount of at least $620,000 within three Business Days of the making of any OHR Loans and (y) in an additional amount, by February 1, 1999, such that the total amount of Mandatory Interest Prepayments made on or before such date shall be at least $1,240,000) and (iii) make equity investments as a limited partner in Petcetera L.P.; provided that the aggregate principal amount of Petcetera Loans, plus OHR Loans (less any such prepayments of interest) plus the amount of any equity investments under clause (iii) shall not exceed an aggregate amount of $12,000,000 (or, for the period from the making of the first OHR Loans to the date which is three Business Days after the making of the first OHR Loans, $14,000,000) at any time. The Borrower shall give the

     Agent written and telephonic notice of the making of any OHR Loans within one Business Day of the making of any such loans. The Borrower shall cause each Mandatory Interest Prepayment to be wire transferred directly to the Agent and immediately used to prepay Revolving Loans."

     (e) Section 6.28 of the Credit Agreement is, effective as of the date first set forth above, amended in its entirety to read as follows:

          "6.28 Lease Obligations. The Borrower shall not and shall not permit any of its Subsidiaries to, create, incur, guaranty or suffer to exist, any obligations as lessee for the payment of lease expenses for any real or personal property under leases or arrangements to lease (collectively, "Lease Obligations"), other than rental expense with respect to Capitalized Lease obligations and long-term operating leases. Notwithstanding the foregoing, the Borrower shall not and shall not permit any of its Subsidiaries to, create, incur, guaranty or suffer to exist any Lease Obligations in Canada without the prior written consent of the Lenders, except for those in existence on July 31, 1998 and disclosed to the Agent in writing."

     Section 2. Conditions Precedent to Effectiveness of This Amendment. This Amendment shall become effective as of the date first set forth above upon receipt by the Agent of the following, each in form and substance satisfactory to the Agent:

     (a) this Amendment executed by the Borrower, the Agent and the Required Lenders; and

     (b)  a Consent and Acknowledgement executed by each Guarantor.

     Section 3. Representations and Warranties. The Borrower represents and warrants to the Agent and the Lenders (and for the benefit of any other lender from time to time party to the Credit Agreement) as follows:

          (a) the execution, delivery and performance of this Amendment have been duly authorized and approved by all necessary action;

          (b) this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally;

          (c) the representations and warranties contained in Article 5 of the Credit Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date; and

          (d) no Event of Default, and no event which, with the giving of notice or lapse of time or both, would constitute an Event of Default has occurred and is continuing.

     Section 4.  Miscellaneous.

          (a) Except as expressly set forth herein, all provisions of the Credit Agreement and the other Loan Documents shall continue in full force and effect except that each reference to "the Credit Agreement" or words of like import in any Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby.

          (b) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts so executed and delivered shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same Amendment.

          (c) This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of California.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized representatives as of the date first above written.



                              PETCO ANIMAL SUPPLIES, INC.


                              By: /s/ James M. Myers
                                 -----------------------------------
                              Name: James M. Myers
                                    --------------------------------
                              Title: Senior Vice President - Finance
                                     -------------------------------


                              UNION BANK OF CALIFORNIA, N.A.,
                              as Agent and as a Lender



                              By: /s/ Myra Juetten
                                 -----------------------------------
                              Name: Myra Juetten
                                    --------------------------------
                              Title: Vice President
                                     -------------------------------




                              U.S. NATIONAL BANK OF OREGON



                              By: /s/ Janet Jordan
                                 -----------------------------------
                              Name: Janet Jordan
                                    --------------------------------
                              Title: Vice President
                                     -------------------------------

                              LASALLE NATIONAL BANK


                              By: /s/ Carol Morse
                                 -----------------------------------
                              Name: Carol Morse
                                    --------------------------------
                              Title: First Vice President
                                     -------------------------------




                              CREDIT LYONNAIS



                              By:
                                 -----------------------------------
                              Name:
                                    --------------------------------
                              Title:
                                     -------------------------------





                              CALIFORNIA UNITED BANK


                              By: /s/ Brent Wiblin
                                 -----------------------------------
                              Name: Brent Wiblin
                                    --------------------------------
                              Title: First Vice President
                                     -------------------------------





                              SUMITOMO BANK OF CALIFORNIA



                              By:
                                 -----------------------------------
                              Name:
                                    --------------------------------
                              Title:
                                     -------------------------------